Exhibit 10.1

SEVENTH AMENDMENT

SEVENTH AMENDMENT, dated as of November 26, 2019 (this “Amendment”), to the Credit Agreement referred to below, among US FOODS, INC., as the Borrower, the other Loan Parties party hereto, CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and Citibank, N.A., as the new term loan lender referred to below (in such capacity, the “New Term Loan Lender”), and the Cashless Term Lenders (as defined below) party hereto.  Capitalized terms are used herein as defined in Section 1 hereof.

RECITALS

WHEREAS, the Borrower is party to the credit agreement, dated as of May 11, 2011, by and among the Borrower, the Administrative Agent and Collateral Agent and the banks and other financial institutions party thereto, as Lenders, as amended by the First Amendment, dated as of June 7, 2013 (the “First Credit Agreement Amendment”), as amended and restated by the Second Amendment, dated as of June 27, 2016, as amended by the Third Amendment, dated as of February 17, 2017, as amended by the Fourth Amendment, dated as of November 30, 2017, as amended by the Fifth Amendment, dated as of June 22, 2018, and as amended by the Sixth Amendment, dated as of September 13, 2019 (such credit agreement, as further amended, restated, modified and supplemented from time to time prior to the Seventh Amendment Effective Date (as defined below), the “Existing Credit Agreement”; the Existing Credit Agreement as amended pursuant to this Amendment, the “Amended Credit Agreement”);

WHEREAS, pursuant to subsections 2.8 and 3.4(h) of the Existing Credit Agreement, the Borrower has requested to establish “Specified Refinancing Commitments” and to incur “Specified Refinancing Term Loans” from “Specified Refinancing Lenders” to refinance in full all Initial Term Loans outstanding under the Existing Credit Agreement as of immediately prior to the Seventh Amendment Effective Date (the “Existing Term Loans”) with the cash proceeds of, or an allocation of the principal amount of, the Repriced Term Loans (as defined and described below);

WHEREAS, the Repriced Term Loans shall have the same terms under the Loan Documents as the Existing Term Loans, other than as set forth in Section 3(a) of this Amendment (the amendments and modifications set forth in Section 3(a), the “Repricing Amendments”);

WHEREAS, the Borrower has requested that each of (i) the New Term Loan Lender and (ii) the Lenders holding Existing Term Loans that have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto prior to 5:00 p.m., New York City time, on Thursday, November 21, 2019 (a “Consent” and each such lender, a “Cashless Term Lender”) extend credit to the Borrower in the form of “Rollover Indebtedness” pursuant to subsection 3.4(h) of the Existing Credit Agreement in an aggregate principal amount under clauses (i) and (ii) above of $2,128,500,000 (collectively, the “Repriced Term Loans” and the commitments provided by the New Term Loan Lender and the Cashless Term Lenders hereunder, the “Repriced Term Loan Commitments”), the cash proceeds of which, or an allocation of the principal amount thereof, will be used to repay in full the outstanding principal amount of all Existing Term Loans (the “Repricing Transactions”), on the terms and subject to the conditions set forth herein;

WHEREAS, the Borrower has requested that the Lenders effect the amendments and modifications to the Existing Credit Agreement set forth in Section 3(b) of this Amendment (the “Other Amendments”) pursuant to subsection 10.1(a) of the Existing Credit Agreement, in each case as described herein, and the Lenders party hereto have agreed to such amendments and modifications effective immediately after the consummation of the Repricing Transactions;

WHEREAS, the Borrower, the New Term Loan Lender, the Cashless Term Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein;

WHEREAS, the Borrower, the other Loan Parties and the Collateral Agent are party to a Guarantee and Collateral Agreement, dated as of May 11, 2011, as amended by the First Credit Agreement Amendment (as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Guarantee and Collateral Agreement”), and have agreed to provide certain acknowledgements and reaffirmations that the grant of security interests contained in the Guarantee and Collateral Agreement shall continue in full force and effect notwithstanding the terms of this Amendment and the effectiveness of the Amended Credit Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.          Defined Terms; References.

(a)          Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement has the meaning assigned to such term in the Existing Credit Agreement, provided that, if the definition of such term is amended hereby, then such term shall have the meaning assigned thereto in the Amended Credit Agreement.

(b)          From and after the Seventh Amendment Effective Date, all references to the “Credit Agreement” in any Loan Document and all references in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing

Credit Agreement, shall, unless expressly provided otherwise or the context clearly requires otherwise, refer to the Amended Credit Agreement.

Section 2.          Provisions Relating to Repriced Term Loans

(a)          Repriced Term Loans. Subject to the terms and conditions hereof and pursuant to subsection 2.8 of the Existing Credit Agreement, each Cashless Term Lender hereby agrees to make Repriced Term Loans in an aggregate principal amount equal to such Lender’s Existing Term Loans (or such lesser amount corresponding to the amount of Repriced Term Loans as may be allocated to such Cashless Term Lender by the Administrative Agent, if any) on the Seventh Amendment Effective Date and approves the amendments to the Existing Credit Agreement as set forth in this Amendment. Subject to the terms and conditions hereof and pursuant to subsection 2.8 of the Existing Credit Agreement, the New Term Loan Lender agrees to make, in a single draw on the Seventh Amendment Effective Date, Repriced Term Loans in Dollars to the Borrower in an aggregate principal amount equal to $287,667,060.45 and approves of the Other Amendments.  The Repriced Term Loans shall have the same terms as the Existing Term Loans, except as set forth in and modified by this Amendment. The Repriced Term Loans, once disbursed pursuant to this Amendment, shall be assigned the same CUSIP as the Existing Term Loans. The Administrative Agent hereby consents, pursuant to subsection 2.8(b) of the Existing Credit Agreement, to the inclusion of the New Term Loan Lender as an Additional Specified Refinancing Lender (if and to the extent such consent is required thereunder).

(b)          Use of Proceeds. The cash proceeds of the Repriced Term Loans made by the New Term Loan Lender shall be applied toward the payment of the aggregate outstanding principal amount of the Existing Term Loans that are not exchanged for Repriced Term Loans. Upon the Seventh Amendment Effective Date after giving effect to this Amendment, all Existing Term Loans shall be repaid in full (in cash or by exchange) and no longer outstanding.

(c)          Credit Agreement Governs. Effective as of the Seventh Amendment Effective Date, the Repriced Term Loans shall be “Loans”, “Term Loans” and, unless the context clearly requires otherwise, “Initial Term Loans” under the Amended Credit Agreement and shall be subject to the provisions (including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Loan Lenders and the other Secured Parties) of the Amended Credit Agreement and the other Loan Documents.

(d)          Notice. The Borrower shall provide the Administrative Agent notice prior to 9:30 A.M. (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion), New York City time, on the Seventh Amendment Effective Date specifying the amount of the Repriced Term Loans to be borrowed on the Seventh Amendment Effective Date.  Upon receipt of such notice the Administrative Agent shall promptly notify the New Term Loan Lender and Cashless Term Lenders thereof.  The New Term Loan Lender will make the amount of its Repriced Term Loan Commitments available for the account of the Borrower at the office of the Administrative Agent specified in subsection 10.2 of the Existing Credit Agreement prior to 12:00 noon, New York City time (or, if the time period for the Borrower’s delivery of notice was extended, such later time as agreed to by the Borrower and the Administrative Agent in their reasonable discretion), on the Seventh Amendment Effective Date in funds immediately available to the Administrative Agent.

(e)          Principal and Interest. The principal amount of the Repriced Term Loans shall be payable after the Seventh Amendment Effective Date as and to the extent set forth in subsection 2.2(b) of the Amended Credit Agreement for Initial Term Loans as of the Seventh Amendment Effective Date.  Interest will accrue on the Repriced Term Loans from and after the Seventh Amendment Effective Date as provided in the Amended Credit Agreement for Initial Term Loans.  The initial Interest Period applicable to the Repriced Term Loans that are Eurocurrency Loans shall be the period identified by the Borrower in the borrowing notice relating to the Repriced Term Loans referenced in subsection 2(d) above, which period may at the Borrower’s election be shorter than one month.

Section 3.          Amendments to the Existing Credit Agreement.

(a)          Repricing Amendments. The Existing Credit Agreement is hereby amended to effect the foregoing and as follows:

(1)          Subsection 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“Seventh Amendment”:  the Seventh Amendment, dated as of the Seventh Amendment Effective Date, among the Administrative Agent, the Collateral Agent, the Borrower and the Lenders party thereto.

“Seventh Amendment Effective Date”:  November 26, 2019.

(2)          Subsection 1.1 of the Existing Credit Agreement is hereby further amended to amend and restate the following definitions in their entirety as follows:

“Applicable Margin”:  (A) (a) with respect to ABR Loans during the period from the Restatement Effective Date until the Third Amendment Effective Date, the rate per annum specified in this Agreement as in effect immediately prior to the Third Amendment Effective Date and (b) with respect to Eurocurrency Loans during the period from the Restatement Effective Date until the Third Amendment Effective Date, the rate per annum specified in this Agreement as in effect immediately prior to the Third Amendment Effective Date; (B) (a) with respect to ABR Loans during the period from the Third Amendment Effective Date until the Fourth Amendment Effective Date, 1.75% per annum and (b) with respect to Eurocurrency

Loans during the period from the Third Amendment Effective Date until the Fourth Amendment Effective Date, 2.75% per annum; (C) (a) with respect to ABR Loans during the period from the Fourth Amendment Effective Date until the Fifth Amendment Effective Date, the rate per annum specified in this Agreement as in effect immediately prior to the Fifth Amendment Effective Date and (b) with respect to Eurocurrency Loans during the period from the Fourth Amendment Effective Date until the Fifth Amendment Effective Date, the rate per annum specified in this Agreement as in effect immediately prior to the Fifth Amendment Effective Date; (D) (a) with respect to Initial Term Loans that are ABR Loans, during the period from the Fifth Amendment Effective Date until the Seventh Amendment Effective Date, 1.00% per annum and (b) with respect to Initial Term Loans that are Eurocurrency Loans, during the period from the Fifth Amendment Effective Date until the Seventh Amendment Effective Date, 2.00% per annum; (E) (a) with respect to Initial Term Loans that are ABR Loans, during the period from the Seventh Amendment Effective Date and thereafter, 0.75% per annum and (b) with respect to Initial Term Loans that are Eurocurrency Loans, during the period from the Seventh Amendment Effective Date and thereafter, 1.75% per annum; and (F) (a) with respect to Incremental B‑2019 Term Loans that are ABR Loans, during the period from the Sixth Amendment Effective Date and thereafter, 1.00% per annum and (b) with respect to Incremental B-2019 Term Loans that are Eurocurrency Loans, during the period from the Sixth Amendment Effective Date and thereafter, 2.00% per annum.”

“Initial Term Loan”:  any Term Loan made pursuant to subsection 2.1(a), the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Seventh Amendment; and collectively, the “Initial Term Loans”.

“Initial Term Loan Commitment”:  as to any Lender, (v) prior to the Third Amendment Effective Date, its obligation to make Initial Term Loans to the Borrower pursuant to subsection 2.1(a) and the Second Amendment in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule A under the heading “Term Loan Commitment”, (w) on and after the Third Amendment Effective Date and prior to the Fourth Amendment Effective Date, its obligation to make Initial Term Loans to the Borrower pursuant to subsection 2.1(a) and the Third Amendment in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule A to the Third Amendment under the heading “Additional Repriced Term Loan Commitment”, (x) on and after the Fourth Amendment Effective Date and prior to the Fifth Amendment Effective Date, its obligation to make Initial Term Loans to the Borrower pursuant to subsection 2.1(a) and the Fourth Amendment in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule A to the Fourth Amendment under the heading “Additional Repriced Term Loan Commitment”, (y) on and after the Fifth Amendment Effective Date and prior to the Seventh Amendment Effective Date, its obligation to make Initial Term Loans to the Borrower pursuant to subsection 2.1(a) and the Fifth Amendment in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule A to the Fifth Amendment under the heading “Additional Repriced Term Loan Commitment” and (z) on and after the Seventh Amendment Effective Date, its obligation to make Initial Term Loans to the Borrower pursuant to the Seventh Amendment in an aggregate principal amount as set forth in the Seventh Amendment, in each case as such amount may be adjusted or reduced pursuant to the terms hereof and thereof.  The original aggregate amount of the Initial Term Loan Commitment on the Restatement Effective Date is $2,200.0 million.

“Lead Arrangers”: Citigroup Global Markets Inc. on behalf of Citibank, N.A., Citicorp USA, Inc. and Citicorp North America, Inc., Deutsche Bank Securities Inc. (other than with respect to the Seventh Amendment), BMO Capital Markets Corp., Goldman Sachs Lending Partners LLC, ING Capital LLC, JPMorgan Chase Bank, N.A., KKR Capital Markets LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., Natixis , New York Branch (other than with respect to the Seventh Amendment), Coöperatieve Rabobank U.A., New York Branch, Wells Fargo Securities, LLC, with respect to the Sixth Amendment, the Incremental Arrangers (as defined in the Sixth Amendment) and, with respect to the Seventh Amendment only, Fifth Third Bank and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and Joint Bookrunning Managers under this Agreement.

(3)          Subsection 2.5(e) of the Existing Credit Agreement is hereby amended by adding the following new clause (z) at the end thereof (and by (i) deleting the word “and” directly before the existing clause (z) thereof and (ii) relettering the existing clauses (v), (w), (x), (y) and (z) thereof as clauses (u), (v), (w), (x) and (y), respectively):

“and (z) after giving effect to the transactions contemplated by the Seventh Amendment, the Repriced Term Loan Commitments (as defined in the Seventh Amendment) shall constitute Initial Term Loan Commitments hereunder (and shall not constitute Incremental Term Loan Commitments or Incremental Commitments hereunder) and the Repriced Term Loans (as defined in the Seventh Amendment) shall constitute Initial Term Loans hereunder (and shall not constitute Incremental Term Loans or Incremental Loans hereunder).”

(4)          Subsection 3.4(a) of the Existing Credit Agreement is hereby amended by replacing “Fifth Amendment Effective Date” with “Seventh Amendment Effective Date” in the ninth and eleventh sentences thereof.

(5)          Subsection 3.8(a) of the Existing Credit Agreement is hereby amended by replacing “the last two sentences of 3.4(a)” with “the last five sentences of 3.4(a)” in the parenthetical in the first sentence thereof.

(b)          Other Amendments. The Existing Credit Agreement is hereby further amended to effect the foregoing and as follows, effective immediately after the completion of the Repricing Transactions:

(1)          Section 1 of the Existing Credit Agreement is hereby amended by adding the following new subsection immediately after subsection 1.2:

“1.3 Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.”

(2)          Section 10 of the Existing Credit Agreement is hereby amended by adding the following new subsection immediately after subsection 10.23:

“10.24 Acknowledgment Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, of Hedging Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)          In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the

Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)          As used in this Section 10.24, the following terms shall have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)          a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)          a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)          a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

Section 4.          Reaffirmation of the Guarantee and Collateral Agreement.  The Guarantee and Collateral Agreement, including the guaranty of the Obligations, the grants of Liens on the Collateral to secure the Obligations, and the covenants and agreements contained therein, is hereby acknowledged and reaffirmed and shall continue in full force and effect.  Notwithstanding the terms of this Amendment and the effectiveness of the Amended Credit Agreement, the Guarantee and Collateral Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

Section 5.          Representations and Warranties.  In order to induce the New Term Loan Lender and the Cashless Roll Lenders to enter into this Amendment and to make Repriced Term

Loans, the Borrower and (as to subsections 5(a) and 5(b) below) each other Loan Party represents and warrants to the New Term Loan Lender and the Cashless Roll Lenders that as of the Seventh Amendment Effective Date:

(a)          the execution, delivery and performance by such Loan Party of this Amendment are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action of such Loan Party, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect or (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b)          this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c)          after giving effect to this Amendment, all representations and warranties of the Borrower contained in the Existing Credit Agreement are true and correct in all material respects on and as of the Seventh Amendment Effective Date, except to the extent that any such representations and warranties expressly relate to a given date, in which case they were true and correct in all material respects as of such date.

Section 6.          Conditions to Effectiveness.  The agreements and amendments set forth in Sections 2 and 3 of this Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) that each of the following conditions shall have been satisfied:

(a)          Counterparts.   The Administrative Agent shall have received (i) a counterpart of this Amendment executed by each of the Loan Parties, (ii) a counterpart of this Amendment executed by the New Term Loan Lender, (iii) a duly executed Consent from each Cashless Term Lender and (iv) if the Lenders described in clauses (ii) and (iii) above do not constitute Required Lenders immediately after the consummation of the Repricing Transactions and solely as a condition to the effectiveness of the Other Amendments, a counterpart of this Amendment executed by one or more Lenders that, together with the Lenders described in clauses (ii) and (iii) above, constitute Required Lenders;

(b)          Corporate Certificates and Authorizations.  The Administrative Agent shall have received customary secretary’s certificates related to organizational documents, resolutions and officer incumbency, as well as good standing certificates (or similar document to the extent relevant in the applicable jurisdiction of organization), with respect to each Loan Party;

(c)          Legal Opinions. The Administrative Agent shall have received a written opinion of Cravath, Swaine & Moore LLP, special counsel to the Loan Parties, addressed to the Administrative Agent, Collateral Agent, the New Term Loan Lender and the Cashless Roll Lenders, dated the Seventh Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

(d)          PATRIOT Act and Anti-Money Laundering.  The Administrative Agent shall have received, at least three days prior to the Seventh Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, as has been reasonably requested in writing at least 10 days prior to the Seventh Amendment Effective Date by the Administrative Agent;

(e)          Borrowing Notice.  The Administrative Agent shall have received a customary borrowing notice in respect of the Repriced Term Loans as required by Section 2(d) of this Amendment;

(f)          Prepayment. Substantially concurrently with the making of the Repriced Term Loans by the New Term Loan Lender and the Cashless Roll Lenders on the Seventh Amendment Effective Date as provided for herein, the Borrower shall pay all accrued but unpaid interest on the Existing Term Loans as of the Seventh Amendment Effective Date; and

(g)          Solvency Certificate.  The Administrative Agent shall have received a solvency certificate executed by a senior financial officer of the Borrower in substantially the form of Exhibit P to the Credit Agreement.

The Administrative Agent shall give prompt notice in writing to the Borrower of the occurrence of the Seventh Amendment Effective Date.  The making of the Repriced Term Loans by the New Term Loan Lender and Cashless Roll Lenders shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent, the New Term Loan Lender and Cashless Roll Lenders, and an agreement of the parties hereto, that each of the conditions precedent set forth in Section 6 hereof shall have been satisfied in accordance with its respective terms.

Section 7.          Expenses.  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent).

Section 8.          Cashless Rollover of Existing Term Loans. Each Cashless Term Lender agrees that, on the Seventh Amendment Effective Date, all (or such lesser amount corresponding to the amount of Repriced Term Loans as the Administrative Agent may allocate to such Lender) of its Existing Term Loans shall be exchanged (pursuant to subsection 3.4(h) of the Existing Credit Agreement) for Repriced Term Loans under the Amended Credit Agreement, and such Existing Term Loans so exchanged shall be deemed repaid in full on the Seventh Amendment Effective Date, including with respect to all accrued and unpaid interest, fees, expenses and other compensation owed to such Cashless Term Lender and due and payable by the Borrower pursuant to this Amendment and the Existing Credit Agreement.  Each Cashless Term Lender acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate Repriced Term Loans to such Lender in an amount equal to 100% of the principal amount of its Existing Term Loans, in which case the difference between the principal amount of such Lender’s Existing Term Loans as of immediately prior to the Seventh Amendment Effective Date and the principal amount of Repriced Term Loans allocated to such Lender by the Administrative Agent, if any, will be repaid on, and subject to the occurrence of, the Seventh Amendment Effective Date.  Each Cashless Term Lender waives any right to receive any payments under subsection 3.12 of the Amended Credit Agreement as a result of the Repricing Transactions.

Section 9.          Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 10.          Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 11.          Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 12.          Effect of Amendment.

(a)          On and after the Seventh Amendment Effective Date, the rights and obligations of the parties to the Existing Credit Agreement shall be governed by the Amended Credit

Agreement, it being understood that those rights and obligations that are specified in the Existing Credit Agreement as surviving a termination of that agreement shall survive in accordance with their respective terms and without prejudice and remain in full force and effect.

(b)          Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement.  The parties hereto acknowledge and agree that the amendment of the Amended Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Amended Credit Agreement and the other Loan Documents as in effect prior to the Seventh Amendment Effective Date.

(c)          This Amendment shall constitute a Loan Document and a Specified Refinancing Amendment for purposes of the Amended Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

US FOODS, INC.

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

E & H DISTRIBUTING, LLC

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

GREAT NORTH IMPORTS, LLC

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

TRANS-PORTE, INC.

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

US FOODS CULINARY EQUIPMENT & SUPPLIES, LLC

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

[Signature Page to Seventh Amendment to USF Term Loan Credit Agreement]

FRESH UNLIMITED, INC.

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

BAY-N-GULF, INC.

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

FOOD SERVICES OF AMERICA, INC.

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

SYSTEMS SERVICES OF AMERICA, INC.

By:	/s/ Dirk J. Locascio
Name: Dirk J. Locascio
Title: Chief Financial Officer

[Signature Page to Seventh Amendment to USF Term Loan Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent

By:	/s/ David Tuder
Name: David Tuder
Title: Vice President

[Signature Page to Seventh Amendment to USF Term Loan Credit Agreement]

CITIBANK, N.A., as New Term Loan Lender

By:	/s/ David Tuder
Name: David Tuder
Title: Vice President

[Signature Page to Seventh Amendment to USF Term Loan Credit Agreement]

[LENDER CONSENTS ON FILE WITH BORROWER AND ADMINISTRATIVE AGENT]

ANNEX I

Lender Consent to Seventh Amendment

CONSENT (this “Consent”) to the Seventh Amendment, dated as of        , 2019 (the “Amendment”), to the credit agreement, dated as of May 11, 2011, as amended on June 7, 2013, as amended and restated on June 27, 2016, as amended on February 17, 2017, as amended on November 30, 2017, as amended on June 22, 2018, and as amended on September 13, 2019 and as the same may be further amended, supplemented, waived or otherwise modified prior to the date hereof, among the Borrower, the Lenders, the Administrative Agent, and the other institutions party thereto, including but not limited to the amendments to the Existing Credit Agreement pursuant to Section 2 and 3 of the Amendment.  Capitalized terms used but not defined in this Consent are used as defined in the Amendment.

The undersigned Cashless Term Lender hereby irrevocably and unconditionally approves the amendments to the Existing Credit Agreement contained in the Amendment and acknowledges and agrees that 100% of the outstanding principal amount of the Existing Term Loans held by such Lender immediately prior to the Seventh Amendment Effective Date (or such lesser amount allocated to such lender by the Administrative Agent) will be prepaid on the Seventh Amendment Effective Date by the allocation of a Repriced Term Loan in like principal amount.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title: